Exhibit 10.40

AMENDMENT NUMBER TWO
TO THE
NEW YORK STOCK EXCHANGE, INC.
LONG TERM INCENTIVE DEFERRAL PLAN

WHEREAS, the New York Stock Exchange, Inc. (“NYSE”) maintains the New York Stock Exchange, Inc. Long Term Incentive Deferral Plan, effective as of August 1, 1997 (the “Plan”);

WHEREAS, NYSE may amend the Plan by action of its board of directors (the “Board”) or a person designated by the Board; and

WHEREAS, the Board deems it advisable to amend the Plan.

NOW, THEREFORE, pursuant to Section 10 of the Plan, the Plan is hereby amended, effective May 1, 2001, as follows:

1.             Section 4(a) is amended by adding the following sentence at the end thereof:

“(d)  Notwithstanding any other provision in the Plan to the contrary, effective May 1, 2001, no portion of any Performance Award may be deferred and no Deferred Amounts shall be credited to a Participant’s Deferred Compensation Account under the Plan after May 1, 2001.”

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed this 13th day of August, 2001.

NEW YORK STOCK EXCHANGE, INC.

Frank Z. Ashen	By:	/s/ Frank Z. Ashen
Executive Vice President
Human Resources	Title: Executive Vice President Human Resources